UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2007

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

  461 Fifth Avenue, 25th Floor, New York, New York                 10017
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year

On December 12, 2007, the Board of Directors of Rand Logistics, Inc. (the "Corporation") approved and adopted an amendment to the Corporation's amended and restated bylaws to facilitate direct share registration of the Corporation's common stock. Direct Share Registration allows a shareholder to be registered directly on the books of the transfer agent without the need of a physical certificate to evidence the security ownership and allows shareholders to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The Corporation's Second Amended and Restated Bylaws, as approved by the Corporation's Board of Directors and effective on December 12, 2007, are attached hereto as Exhibit 3.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

3.1 Second Amended and Restated Bylaws of the Corporation, effective as of December 12, 2007.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.


Date: December 17, 2007                   By:    /s/ Laurence S. Levy
                                                 -------------------------------
                                          Name:  Laurence S. Levy
                                          Title: Chairman of the Board and
                                                 Chief Executive Officer